Filed pursuant to Rule 497(a)(1)

File No. 333-196436

Rule 482AD

WhiteHorse Finance, Inc. Completes Non-Transferable Rights Offering

NEW YORK, NY—November 24, 2015—WhiteHorse Finance, Inc. (NASDAQ: WHF) (the “Company”) today announced it completed the public offering of non-transferable subscription rights to purchase shares of the Company’s common stock (the “Offering”). The Offering expired on November 20, 2015 at 5:00 p.m., New York City time.

The Company received subscriptions for 100% of the shares offered in connection with the Offering.

The Offering will result in the issuance of 3,321,033 additional shares of the Company’s common stock.

The Company estimates the gross proceeds from the Offering, before payment of dealer-manager fees and other offering expenses, to be approximately $45.0 million. The net proceeds will be used by the Company to make new investments, principally in senior secured loans to performing small-cap companies in accordance with our investment objectives, as well as for general corporate purposes. The subscription price for the rights was $13.55 per share.

About WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held small-cap companies across a broad range of industries. The Company's investment activities are managed by its investment adviser, H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, L.L.C. (“H.I.G. Capital”).  H.I.G. Capital is a leading global alternative asset manager with $19 billion of capital under management* across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

* Based on total capital commitments to funds managed by H.I.G. Capital and its affiliates.

SOURCE WhiteHorse Finance, Inc.

Jay Carvell, WhiteHorse Finance, Inc., 214-855-2999, jcarvell@higwhitehorse.com; Gerhard Lombard, WhiteHorse Finance, Inc., 212-506-0500, glombard@whitehorsefinance.com; Brian Schaffer, Prosek Partners, 212-279-3115, bschaffer@prosek.com